                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           KELLSTROM INDUSTRIES, INC.
                           1100 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33323



Dear Stockholder:                                              January ___, 2000

         You are cordially invited to attend Kellstrom's Annual Meeting of Stockholders to be held on Tuesday, February 6, 2001 at 10:00 a.m., local time, at the Wyndham Hotel, 250 Racket Club Road, Weston, Florida 33326.

         The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. At the meeting, the Board of Directors will also report on the affairs of Kellstrom, and a discussion period will be provided for questions and comments of general interest to stockholders.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, it is important that your shares be represented, whether or not you are able to be with us at the meeting. The Board of Directors recommends that stockholders vote FOR each of the matters described in the accompanying Proxy Statement. Accordingly, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY, AT YOUR EARLIEST CONVENIENCE, IN THE ENVELOPE PROVIDED FOR YOUR USE.

         Thank you for your cooperation.


                                        Very truly yours,



                                        ZIVI R. NEDIVI
                                        Chief Executive Officer and President



                                        YOAV STERN
                                        Chairman of the Board

                           KELLSTROM INDUSTRIES, INC.
                           1100 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33323


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 6, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KELLSTROM INDUSTRIES, INC. will be held on Tuesday, February 6, 2001 at 10:00 a.m., local time, at the Wyndham Hotel, 250 Racket Club Road, Weston, Florida 33326 for the following purposes:

         (1) To elect three Class II directors to a two year term of office expiring at the 2002 Annual Meeting of Stockholders and until a successor of each has been duly elected and qualified;

         (2) To consider and vote upon a proposal to approve and adopt Kellstrom's 2000 Stock Option Plan;

         (3) To consider and vote upon a proposal to approve and adopt an amendment to Kellstrom's 1998 Stock Purchase Plan;

         (4) To ratify the reappointment of KPMG LLP as Kellstrom's independent certified public accountants for the fiscal year ending December 31, 2000; and

         (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on January 4, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH STOCKHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.


                                       By order of the Board of Directors,



                                       OSCAR TORRES
                                       Secretary

Sunrise, Florida
January __, 2000

                PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
                 AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED
                                FOR THAT PURPOSE.

                           KELLSTROM INDUSTRIES, INC.
                           1100 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33323

                     ---------------------------------------
                                 PROXY STATEMENT
                     ---------------------------------------

GENERAL

         This Proxy Statement is furnished to the holders of common stock, par value $.001 per share (the "Common Stock"), of Kellstrom Industries, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on February 6, 2001 at 10:00 a.m., local time, at the Wyndham Hotel, 250 Racket Club Road, Weston, Florida 33326. This Proxy Statement, the Notice of Annual Meeting, the proxy card and our Annual Report on Form 10-K to Stockholders were mailed to our stockholders on or about January __, 2000.

         It is proposed that at the Annual Meeting: (i) three Class II directors will be elected, (ii) Kellstrom's 2000 Stock Option Plan (the "2000 Plan") will be approved and adopted, (iii) an amendment to Kellstrom's 1998 Stock Purchase Plan will be approved and adopted (the "1998 Stock Purchase Plan"), and (iv) the reappointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2000 will be ratified. Management currently is not aware of any other matters which will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

         Proxies for use at the Annual Meeting are being solicited by our Board of Directors. Proxies will be solicited chiefly by mail; however, certain or our officers, directors, employees and agents, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shares of Common Stock represented by properly executed proxies, which are received by us prior to the Annual Meeting, will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the other proposals set forth in the Notice of Annual Meeting and in accordance with their best judgment on any other matters which may properly come before the meeting. Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on January 4, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the Record Date, there were _____ shares of Common Stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not permitted to be voted on a particular matter in the absence of instructions from the beneficial owners of the shares. Abstentions from voting as to any proposal will be counted for the purpose of determining the presence or absence of a quorum and will be considered present and entitled to vote with respect to the specific matter being voted upon.

         The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval and adoption of the 2000 Plan, the approval and adoption of an amendment to the 1998 Stock Purchase Plan, and the ratification of the reappointment of KPMG LLP. An independent inspector shall count the votes and ballots. Broker non-votes will have no effect on any of the proposals brought to a vote at the Annual Meeting. Abstentions from voting on any of the proposals brought to a vote at the Annual Meeting will have the effect of votes against the specific matter being voted upon. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 15, 2000 regarding the beneficial ownership of Common Stock by (i) each stockholder known to us to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of our directors; (iii) each of our executive officer's named in the Summary Compensation Table which appears elsewhere in this Proxy Statement; and (iv) all directors and executive officers as a group. The percentage of beneficial ownership for each person or entity in the table is based on 11,910,981 shares of Common Stock outstanding as of December 15, 2000, including for each person or entity any shares of Common Stock which may be acquired by such person or entity within 60 days upon exercise of outstanding options, warrants or other rights to acquire shares of Common Stock.


                                                                           Shares Beneficially Owned
                                                                        ---------------------------------
Name and Address of Beneficial Owner (1)                                Number                    Percent
------------------------------------                                    ------                    -------
Yoav Stern(2)(3).................................................      906,035                      7.2%
Zivi R. Nedivi(2)(4).............................................      895,535                      7.1%
David Jan Mitchell(5)............................................      193,287                      1.6%
John S. Gleason(6)...............................................      136,199                      1.1%
Niv Harizman(7)..................................................       51,000                       *
Gideon Vaisman(8)................................................           --                       *
Fred von Husen(9)................................................       99,166                       *
General William Lyon(10).........................................       40,000                       *
Admiral William J. Crowe, Jr.(11)................................       33,000                       *
All executive officers and directors as a group (18
persons)(12).....................................................    2,643,940                     18.9%

-------------------
*        Less than 1%

(1) The address of each person named is 1100 International Parkway, Sunrise, Florida 33323.

(2) Excludes certain shares of Common Stock that may be deemed to be beneficially owned as a member of a "group" for the purposes of Section 13(d) under the Exchange Act by virtue of a Stockholders Agreement, dated August 24, 1995, as amended, between Messrs. Stern and Nedivi. Each party thereto agreed not to sell, encumber or otherwise dispose of any shares of Common Stock beneficially owned by him except in accordance with the terms of said agreement. In addition, each party thereto agreed to vote all shares of Common Stock beneficially owned by him as directed by a majority of such parties. As a result, each of Messrs. Stern and Nedivi may be deemed to share voting and dispositive power, and therefore to beneficially own, the shares of Common Stock beneficially owned by the other.

(3) Includes 677,000 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days, and 6,636 shares issuable upon the exercise of warrants which are currently exercisable.

(4) Includes 677,000 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days, and 6,636 shares issuable upon the exercise of warrants which are currently exercisable.

(5) Includes 112,250 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(6) Includes 119,999 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(7) Includes 50,000 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(8) As of January 2, 2000, Mr. Vaisman was no longer an officer of Kellstrom and according to our records Mr. Vaisman no longer owns any shares of our Common Stock.

(9) Includes 96,666 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(10) Consists of 40,000 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(11) Includes 30,000 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days.

(12) Includes 2,048,020 shares issuable upon the exercise of options to purchase Common Stock, which options are exercisable within 60 days, and 96,772 shares issuable upon the exercise of warrants which are currently exercisable.

                       BIOGRAPHICAL INFORMATION REGARDING
                    DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS

         Set forth below is biographical information for each member of our Board of Directors, and each nominee for election as a director, at the Annual Meeting.

         YOAV STERN, age 47, has served as our Chairman of the Board of Directors since June 1995 and an executive officer since April 1999. From our inception until June 1995, Mr. Stern was our Co-Chief Executive Officer and Co-President. Mr. Stern was a founder of Kellstrom, and has served as a director since our inception. Since August 1995, Mr. Stern has served as a director and member of the executive committee of Bogen Communications International, Inc. ("Bogen"), a company engaged in the digital voice processing business whose shares are traded on the Nasdaq National Market, and since November 1997, Mr. Stern has served as Co-Chairman of Bogen. Prior to August 1995, Mr. Stern was a Co-Chief Executive Officer of Bogen's predecessor company. Earlier, until 1994, Mr. Stern was President and a director of WordStar International, Inc. (NYSE:
TLC), and Vice President of Business Development of Elron Electronic Industries Ltd. (NASDAQ: ELRNF). He also served as a director of Random Access, Inc. Mr. Stern previously served in the Israeli Air Force for ten years as an F-15, A-4, Mirage and Kfir fighter pilot, avionic systems officer, commander of Operational Training Unit and a Deputy Squadron Commander. Mr. Stern earned a Practical Engineering Diploma (MAGNA CUM LAUDE) in advance mechanics and automation from ORT Technological College, Israel, graduated from the Israel Air Force Academy and earned a B.S. degree (MAGNA CUM LAUDE) in mathematics and computer science from Tel Aviv University.

         ZIVI R. NEDIVI, age 42, has been our Chief Executive Officer, President and a director of Kellstrom since June 1995. Mr. Nedivi was the founder, President and Chief Executive Officer of our predecessor, an indirectly wholly-owned subsidiary of Rada Electronic Industries Ltd. ("Rada"), from its establishment in 1990 until June 1995. From September 1994 until June 1995, Mr. Nedivi also served as Corporate Vice President of Rada, a public company traded on the Nasdaq National Market which is engaged in the business of avionics for the commercial and military aviation industries. From October 1984 to September 1990, Mr. Nedivi was co-founder and General Manager of Maakav Ltd., a private aviation management company based in Israel. Maakav represented certain American companies in Israel, including companies active in the distribution of aircraft parts. In 1988 and 1989, Mr. Nedivi was also co-founder and director of NBC Aviation Inc., a private company based in Texas active in the sale of commercial jet engines and related components. Mr. Nedivi also serves as a director of Bogen Communications International, Inc. A graduate of the Israel Air Force Academy, Mr. Nedivi served in the Israel Air Force as an F-15 fighter pilot for seven years and held the rank of Major. He also served as a Human Engineering Consultant to Israel Aircraft Industries Ltd. on the Lavi fighter aircraft program.

         DAVID JAN MITCHELL, age 39, has served as our director since December 1993. Since January 1991, Mr. Mitchell has been the President of Mitchell & Co., Ltd., a merchant banking company founded by him. Since March 1998, Mr. Mitchell has served as the Chairman of Empire Direct, a direct marketing and finance company that is an equity partner of the Fingerhut Companies, a division of Federated Department Stores. Mr. Mitchell also serves as Chief Executive Officer of Bion Environmental Technologies, an environmental technology firm and is the immediate past President of AmeriCash, a national network of ATM Machines, which was sold to American Express. From April 1988 to December 1990, Mr. Mitchell was a Managing Principal and a Director of Rodman & Renshaw, Inc., a publicly held investment banking and brokerage firm. From March 1985 to April 1988, he was a Managing Director of Laidlaw Adams & Peck Inc., also an investment banking and brokerage firm. From April 1984 to March 1985, Mr. Mitchell was a Senior Vice President of Cralin & Co., an investment banking and brokerage firm and, from March 1981 to August 1984, he was a Vice President at Bear Sterns & Co. From September 1979 to February 1981 he was employed at Oppenheimer & Co.

         NIV HARIZMAN, age 36, has served as our director since December 1997. Mr. Harizman has been a Director in the Mergers and Acquisitions group of Credit Suisse First Boston since May 2000. Prior to Credit Suisse First Boston, Mr. Harizman served as a Managing Director at Deutsche Banc Alex. Brown and its predecessor, BT Alex. Brown Incorporated from January 1998 to May 2000. From June 1996 until January 1998, Mr. Harizman was a Vice President with BT Alex. Brown. He started with BT Alex. Brown in 1995. While at BT Alex. Brown, he has advised companies in a broad range of manufacturing and service industries in their merger and acquisitions activities and helped clients finance targeted acquisitions. Prior to working at BT Alex. Brown, from 1994 until 1995, Mr. Harizman was a member of the mergers and acquisitions group at the investment banking firm of Wasserstein Perella & Co., where he performed comprehensive strategic advisory assignments including financial restructuring, leveraged buyouts, recapitalizations, acquisitions, and divestitures. Prior to working at Wasserstein, Mr. Harizman was an investment analyst for Henry Crown and Company in Chicago, where he was involved in transactions in the cellular, media, manufacturing, entertainment and agricultural industries. Mr. Harizman also worked at the Chicago Board Options Exchange in equity and index options trading. Mr. Harizman received a B.B.A. in Finance from the

College of Business Administration at the University of Texas at Austin, and an M.B.A. with a specialization in Finance from the University of Chicago Graduate School of Business.

         GENERAL WILLIAM LYON, age 76, has served as our director since October 1998. General Lyon is Chairman of the Board, President and Chief Executive Officer of William Lyon Homes, Inc. General Lyon also serves as Chairman of the Board of The Presley Companies, a public company traded on the New York Stock Exchange which is engaged in the home design, construction and sales business. General Lyon has previously served as Chairman, President and Chief Executive and Operating Officer of AirCal, a Southern California-based regional airline which was sold to American Airlines in 1987. From 1987 until 1995, General Lyon served on the Board of Directors of American Airlines. In 1989, General Lyon established Air/Lyon, Inc., a private company which provides ground service to airlines and aircraft maintenance services. General Lyon is a retired United States Air Force General, and has received 17 awards and decorations including the Distinguished Service Medal Legion of Merit, the Distinguished Flying Cross, the Air Medal with two oak leaf clusters and the Presidential Unit Citation. From 1975 through 1979, General Lyon served as Chief of the U.S. Air Force Reserve. General Lyon currently serves as a director of Board of Fidelity National Financial, Inc., and is a Life Member of the University of Southern California Board of Trustees. In addition, General Lyon is Chairman of the Falcon Foundation, which provides scholarships to youths hoping to attend the Air Force Academy, and is Chairman of the Academy of the Research and Development Institute, also at the Air Force Academy. General Lyon attended the University of Southern California and Dallas Aviation School and Air College.

         ADMIRAL WILLIAM J. CROWE, JR., age 76, has served as our director since March 1999. From 1985 until 1989, Admiral Crowe held the position of Chairman of the Joint Chiefs of Staff under President Reagan. After retirement from the military in 1989, Admiral Crowe was a Counselor at the Center for Strategic and International Studies in Washington and a Professor of Geopolitics at the University of Oklahoma. He served as Chairman of the President's Foreign Intelligence Advisory Board from 1993 to 1994, and from 1994 until 1997, Admiral Crowe served as U.S. Ambassador to the United Kingdom and Northern Ireland. Admiral Crowe has previously served as a director of several public companies, including Merrill Lynch, Texaco and General Dynamics, and currently serves as a director of several private companies. From 1997 until 1999, Admiral Crowe served as a part-time professor at George Washington University. Admiral Crowe currently serves as a part-time professor at the United States Naval Academy, and as a senior advisor to Global Options L.L.C. Admiral Crowe is a graduate of the United State Naval Academy, and received an M.A. in Education from Stanford University and a Ph.D. in Politics from Princeton University.

EXECUTIVE OFFICERS

         Set forth below is biographical information for each of the persons who serve as one of our executive officers and who is not currently a director or nominee for director.

         D. SCOTT KALISTER, age 47, has served as Chief Operating Officer of Kellstrom since November 2000. From January 1995 until November 2000, Mr. Kalister held various Vice President


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



positions with Raytheon Aircraft Company ("Raytheon") including Vice President of Customer Support, Marketing and International Sales. From 1978 until 1994, Mr. Kalister served in various positions with Beech Aircraft Company ("BAC") and its sales and service subsidiaries, including Vice President of Corporate Marketing for United Beechcraft and Vice President/General Manager of Hangar One, Inc. Mr. Kalister earned his undergraduate degree in Finance and Economics and an M.B.A from Oklahoma State University.

         JOHN S. GLEASON, age 51, has served as one of our Executive Vice Presidents since January 1997. From July 1997 until March 1999, Mr. Gleason served as our director, and from July 1995 until October 1997, Mr. Gleason served as Chief Financial Officer. From October 1997 until March 1999, Mr. Gleason served as President of Kellstrom Commercial Aircraft, Inc., one of our wholly owned subsidiaries. From January 1986 until July 1995, Mr. Gleason served as the Vice President of Finance of International Aircraft Support L.P. ("IASI"), a seller of new and used aircraft engine parts. Mr. Gleason was also responsible for buying, selling and leasing IASI's commercial jet engines on a worldwide basis, as well as the procurement of jet engine inventory consignment arrangements. We acquired the assets of IASI in January 1997. Mr. Gleason is a Certified Public Accountant and earned a B.B.A. degree from Florida Atlantic University in 1971.

         FRED VON HUSEN, age 55, has served as one of our Executive Vice Presidents since January 1997. From 1987 to January 1997, Mr. von Husen was IASI's President and Chief Executive Officer. Mr. von Husen has 35 years of experience in the aviation industry, primarily in engine and aircraft maintenance and financial and organization management. Prior to joining IASI, he served as Senior Vice President of Operations and earlier as Vice President of Technical Services at AirCal, a passenger airline based in California. Mr. von Husen also spent 17 years at United Airlines in various positions including engine maintenance, engineering, corporate and financial planning. Mr. von Husen received a B.S.B.A. degree in organization management and finance from the College of Notre Dame.

         PAUL F. STEELE, age 41, has served as one of our Senior Vice Presidents since 1997. From 1995 until 1997, Mr. Steele was one of our Vice Presidents. From 1994 until 1995, Mr. Steele was the Vice President of Purchasing for our predecessor, and from 1993 until 1994, Mr. Steele served as a Director of Operations of such company. Prior to 1993, Mr. Steele held the position of Vice President of Technical Sales at The AGES Group, a subsidiary of Volvo Flygmotor and supplier of commercial aircraft engines. Mr. Steele graduated from Bolton Street College, Dublin.

         ROBERT V. HOGAN, age 45, has served as one of our Senior Vice Presidents and General Manager of our Commercial Engine Parts Division since October 1999. From 1995 to 1999, Mr. Hogan held various positions with AAR Corporation including Vice President of P&W Large Commercial Products. Prior to joining AAR, Mr. Hogan spent 15 years with Pratt & Whitney at various positions including Manager of P&W's High Thrust Engine Product Line. Mr. Hogan also served in the U.S. Navy and logged nearly 2,000 flight hours in P3-B & C aircraft and is a Vietnam era veteran. Mr. Hogan holds an Associate in Science Degree in Business Management from Post College and a Bachelor of Science Degree from Teikyo Post University. Mr. Hogan attended the

Hartford Graduate Center's Executive Masters Degree Program (EMP) for his Master of Science in Management.

         MOTI MARKOWICZ, age 47, has served as one of our Senior Vice Presidents since January 1999, and as a General Manager of our Certified Division since April 1999. From September 1997 until January 1999, Mr. Markowicz served as an Executive Vice President of Aero Support Holdings, Inc., a wholly owned subsidiary of Kellstrom, and from 1985 until September 1997, as an Executive Vice President of Aero Support USA Inc. ("Aero Support"). The assets of Aero Support were acquired by Kellstrom in September 1997. Mr. Markowicz received a B.S. in Electrical Engineering from Polytechnic University and an M.B.A. from New York Institute of Technology.

         MICHAEL NAVON, age 39, has served as one of our Senior Vice Presidents since January 1999, and as a General Manager of our Certified Division since April 1999. From September 1997 until January 1999, Mr. Navon served as an Executive Vice President of Aero Support Holdings Inc., and from 1989 until September 1997, Mr. Navon served in various positions with Aero Support. Mr. Navon received a B.S. in Marketing and an M.B.A. from Baruch.

         AMI ZELCER, age 51, has served as one of our Senior Vice Presidents since February 1999. From 1996 until 1999, Mr. Zelcer was President of AAR Aircraft Component Services. From 1991 until 1995, Mr. Zelcer was the Vice President of Marketing with TAT Technologies in Israel. From 1976 to 1991, Mr. Zelcer held various positions with Vickers Incorporated, Sundstrand Corporation, Urdan Corporation (in Israel) and Speco Corporation. Mr. Zelcer received a Bachelor's Degree in Mechanical Engineering and a Master's degree in Mechanical Engineering from Ohio State University.

         OSCAR TORRES, age 30, has served as our Chief Financial Officer since February 2000. From January 1999 until February 2000, Mr. Torres served as our Vice President of Finance and Corporate Controller. Prior to joining us, Mr. Torres was a Manager at KPMG LLP at which he held various positions since July 1993. Mr. Torres is a Certified Public Accountant licensed in Florida and earned his undergraduate degree in Accounting from Florida International University in 1991 and an M.B.A. from the University of Miami in 1992.

         LANCE BERBERIAN, age 38, has served as one of our Senior Vice Presidents and Chief Information Officer since January 2000. From 1997 to 1999, Mr. Berberian was Chief Information Officer at Interim Healthcare. Prior to joining Interim, Mr. Berberian also spent three years at Corning Clinical Laboratories as Chief Information Officer. Mr. Berberian received a B.A. degree in Business Administration from Thomas Edison State College in New Jersey.

         JACK PORTLOCK, age 44, has served as one of our Senior Vice Presidents since October 2000. From February 2000 until October 2000, Mr. Portlock served as our Vice President of Operations of the Commercial Engine Business. From September 1997 until February 2000, Mr. Portlock served as our Vice President of Inventory Control, and from August 1995 until September 1997 as the Chief Financial Officer of Aero Support.

         MICHAEL OLESIK, age 44, has served as one of our Senior Vice Presidents since December 2000. From December 1999 until December 2000, Mr. Olesik served as President of the Airframe division of Aviation Sales Distribution Company. From August 1997 until November 1999, Mr. Olesik served as Senior Director of Technical Purchasing and Materials Management of Atlas Air, Inc. and from June 1996 until August 1997 as Vice President of Purchasing of AAR Allen Aircraft.

                               BOARD OF DIRECTORS

         MEETINGS OF THE BOARD. The Board of Directors of the Company (the "Board") holds meetings when necessary and otherwise acts by written consent. Before each Board or Committee meeting, directors are typically furnished with an agenda and background materials relating to the matters to be discussed. During 1999, there were twelve (12) Board of Director (the "Board") meetings. In addition, the Board took action by unanimous written consent on seven (7) occasions during 1999. General William Lyon was appointed as a new Class I director in October 1999. Admiral William Crowe was appointed as a Class II director in March 1999 to fill the vacancy resulting from Mr. Gleason's resignation from the Board at such time. During the fiscal year ended December 31, 1999, all incumbent directors were present in person or by proxy at least 75% of the meetings of the Board and at least 75% of the meetings of each of the Committees on which they served (during the period that they served as directors).

         The Executive Committee, the Audit Committee and the Compensation Committee are the standing committees of the Board, and may meet concurrently with the Board's meetings.

         EXECUTIVE COMMITTEE. The Executive Committee has the responsibility, between meetings of the Board, to advise and aid our officers in all matters concerning the management of the business while the Board is not in session. The Executive Committee met weekly in 1999. The current members of the Executive Committee are Yoav Stern and Zivi R. Nedivi.

         AUDIT COMMITTEE. The Audit Committee is responsible for providing assistance to the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It reviews our system of internal audits, selects independent auditors, reviews the scope and results of the independent audit process and evaluates the adequacy of our internal accounting procedures. The Audit Committee met three (3) times in 1999. The current members of the Audit Committee are Niv Harizman, David Jan Mitchell and Yoav Stern. The Audit Committee has adopted a written charter (see Annex A).

         In accordance with Nasdaq rules, Niv Harizman and David Mitchell are independent directors. Yoav Stern is not an independent director because he is the Chairman of the Board and an executive officer of Kellstrom. The Board intends to replace Yoav Stern on the Audit Committee with a member who is an independent director in accordance with Nasdaq rules by June 14, 2001, which is the date the Nasdaq rules require that all audit committee members, rather than a majority, be independent.

REPORT OF THE AUDIT COMMITTEE

         The following statement made by the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Kellstrom that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors their independence from Kellstrom and its management.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee reviewed the audited financial statements of the Corporation for the fiscal year ended December 31, 1999 with management and the independent auditors. Management has the responsibility for the preparation of Kellstrom's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Kellstrom's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of KPMG LLP as Kellstrom's independent auditors and the Board concurred in such recommendation.

                                   SUBMITTED BY THE AUDIT COMMITTEE



                                   NIV HARIZMAN
                                   DAVID JAN MITCHELL
                                   YOAV STERN

         COMPENSATION COMMITTEE. The Compensation Committee is responsible for reviewing our compensation philosophy and programs, recommending to the Board the compensation to be paid to executive officers, and, at the option of the Board, administering stock option plans. The Compensation Committee met three
(3) times in 1999. The current members of the Compensation Committee are David Jan Mitchell and Niv Harizman, each of whom is an "outside director" within the meaning of Rule 162(m) ("Rule 162(m)") of the Internal Revenue Code of 1986, as amended.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under such acts.

         PHILOSOPHY. Kellstrom's executive compensation philosophy is to provide competitive levels of compensation, integrate the compensation of its executive officers with the achievement of our annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement and assist Kellstrom in attracting and retaining qualified management. To meet these objectives, the Compensation Committee attempts to set the compensation of Kellstrom's executive officers at levels that it believes are competitive with other companies of the same size in Kellstrom's industry, in light of Kellstrom's current and anticipated performance. The Compensation Committee endorses the position that equity interest in Kellstrom by management is beneficial in aligning executive officers' and stockholders' interests in the enhancement of stockholder value. The Compensation Committee believes that Kellstrom's unique blend of compensation, performance bonuses and stock option awards is essential to attract and retain its executive management in order to maintain and strengthen its competitive position in an industry that is highly fragmented, rapidly consolidating and characterized by intense competition.

         COMPONENTS OF EXECUTIVE COMPENSATION. Compensation of Kellstrom's executive officers consists of both cash payments and grants of stock options. The annual cash compensation consists of a base salary and an annual bonus. Long-term incentives are provided through the grant of stock options.

         BASE SALARIES AND BONUSES. The Compensation Committee attempts to set base salaries of its executive officers at levels that it believes are competitive with other companies of the same size in Kellstrom's industry. Information about appropriate salary levels has been determined by reviewing the public disclosure of Kellstrom's competitors and through Kellstrom's recruiting activities. Except as described below, salaries are reviewed annually, and any increases are based on competitive practices as well as the performance of Kellstrom and the executive officer.

         Cash bonuses have been a standard and expected component of compensation at Kellstrom when Kellstrom has experienced particularly positive financial results. Kellstrom's bonuses (the

"Performance Bonuses") are paid to executives and can vary between $0 and a maximum dollar amount for each executive (which is pre-determined annually by the Compensation Committee). The final annual amount of the Performance Bonuses depends on the profitability of Kellstrom, and has no discretionary component. In March 2000, Performance Bonuses in an aggregate of approximately $557,082 were paid to 11 executives of Kellstrom for our 1999 fiscal year as compared to an aggregate of approximately $1.4 million dollars which were paid to our executives for our 1998 fiscal year.

         All of Kellstrom's executive officers are parties to employment agreements with Kellstrom. Each employment agreement provides for a base salary and a specified bonus based upon Kellstrom achieving minimum target net income levels during its fiscal year.

         STOCK OPTIONS. Kellstrom is operating in a unique environment in which Kellstrom's relatively small number of employees (consisting of less than 20 executives and less than 350 employees as of December 31, 1999) make the daily decisions that directly affect Kellstrom's operational and financial results. Kellstrom continually strives to build and maintain a team comprised of the best executives and employees in their field by offering the most attractive work environment and performance based compensation packages available. The Compensation Committee believes that Kellstrom's stock option plans are an essential component of Kellstrom's compensation package which promote the interests of Kellstrom and stockholders by strengthening Kellstrom's ability to attract, retain and incentivize competent employees and executives and making service on Kellstrom's Board of Directors more attractive to present and prospective non-employee directors. Such stock option plans encourage stock ownership and proprietary interest in Kellstrom by the individuals upon whose judgment, initiative and efforts the financial success and growth of Kellstrom largely depend.

         Kellstrom has historically granted stock options to its executive officers as an inducement for employment and as part of employee compensation packages. The Compensation Committee (or the Board) has the authority to determine the individuals to whom stock options are awarded, the terms at which option grants are made, the duration of the options and the number of shares subject to each option. The size of the option grants are generally based on the position level of the recipient, the executive's capabilities as determined by his or her performance during the two to three quarters preceding the grant and, in particular, the executive's projected future contribution to Kellstrom and the need to incentivize him or her by means of a vesting schedule that encourages continued long-term commitment to Kellstrom. Through the award of stock options, the objective of aligning executive officers' long range interests with those of the stockholders is met by providing the executive officers with the opportunity to build a meaningful stake in Kellstrom. All of Kellstrom's outstanding stock options have an exercise price at least equal to the fair market value of Kellstrom's Common Stock on the day of the grant. Kellstrom's 1998 Stock Option Plan prohibits, granting any options with exercise prices less than the fair market value of the Common Stock on the date of the grant. Kellstrom's 2000 Stock Option Plan will, if its adoption is approved by Kellstrom's stockholders, prohibits granting any options with an exercisable price less than the higher of (i) the unweighted average of the daily closing prices per share of Common Stock for the

20 consecutive trading days prior to the date of grant and (ii) the closing price per share of Common Stock for the trading day preceding the date of grant.

         It is the Compensation Committee's intention that, over time, compensation opportunities from option grants will constitute a significant portion of each executive officer's total compensation. However, there are no automatic annual grants to executive offices. Instead, the Compensation Committee (or the Board) reviews the performance of Kellstrom overall and of each individual executive officer, as well as past option grants to each executive officer, and makes decisions about recipients and grant sizes for the year. Kellstrom's awards of stock options serve as a key mechanism to attract and retain experienced executives in the industry. Kellstrom believes that its option grants to date have enabled Kellstrom to provide executives compensation levels which equal or exceed those offered by its competitors. Therefore, Kellstrom believes that its stock option plans are a substantial and essential component of Kellstrom's ability to maintain its competitive position in its industry.

         Since Kellstrom's formation in early 1994, Kellstrom has granted stock options for the purchase of an aggregate of approximately 2,988,165 shares of Common Stock, representing approximately 14.6% of the diluted weighted average shares of Common Stock outstanding. Such granted options have vested as to approximately 2,338,443 shares of Common Stock, or approximately 11.4% of the diluted weighted average shares of Common Stock outstanding.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Compensation Committee considered a number of factors in determining the compensation to be paid to Kellstrom's Chief Executive Officer, including levels generally paid to executives in Kellstrom's industry, the capabilities of the Chief Executive Officer and his projected contribution to Kellstrom's performance on a short- and long-term basis.

         COMPLIANCE WITH RULE 162(M). Kellstrom will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to
Section 162(m) of the Internal Revenue Code. Where it deems advisable, Kellstrom will take the appropriate action to maintain the tax deductibility of its executive compensation.

                                      SUBMITTED BY THE COMPENSATION COMMITTEE

                                      DAVID J. MITCHELL
                                      NIV HARIZMAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Compensation Committee, which was formed in 1999, consists of Niv Harizman and David Jan Mitchell. There were no interlocks with other companies within the meaning of the SEC's proxy rules during 1999.

PERFORMANCE GRAPH

         The following graph compares the total return on our Common Stock with the cumulative total return on the Standard & Poor's 500 Index (the "S&P 500 Index") and a peer group index selected by Kellstrom, for the last five fiscal years.

         The peer group selected by Kellstrom is comprised of the following companies: AAR Corp., Aviation Sales Company, Aviall, Inc. and Banner Aerospace, Inc.

         These indices relate only to stock prices and do not purport to afford direct comparison of the business or financial performance of the companies comprising such indices with Kellstrom nor with each other.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN *



                                 Kellstrom
Measurement Period              Industries,
(Fiscal Year Covered)               Inc.        S&P 500 INDEX             PEER GROUP
---------------------           -----------     -------------             ----------
           DEC 94                   100                 100                  100
           DEC 95                  115.93             137.58                146.57
           DEC 96                  194.18             169.17                190.71
           DEC 97                  573.85             225.60                274.85
           DEC 98                  666.60             290.08                254.76
           DEC 99                  211.57             351.12                158.51


         * Assumes $100 invested on December 31, 1994, including reinvestment of dividends, in our Common Stock, the S&P 500 Index and the companies comprising the peer group.

COMPENSATION TABLES

         The following table summarizes the aggregate compensation paid during each of the years ended December 31, 1997, 1998 and 1999 to our Chief Executive Officer (the "CEO") and our four most highly compensated executive officers other than the CEO in 1999. The CEO and such other executive officers are sometimes referred to herein as the "Named Executives."

                           SUMMARY COMPENSATION TABLE


                                                                                      Long-term
                                                    Annual Compensation              Compensation
                                                ---------------------------          ------------
                                                                                      Securities            All Other
         Name and                                                                     Underlying             Compen-
    Principal Position           Year           Salary ($)        Bonus ($)           Options (#)           Sation ($)
    ------------------          ------          ----------        ---------           -----------          -----------
Zivi R. Nedivi (1),            1997            240,000            345,600            421,000                 9,095(2)
Chief Executive                1998            480,000            720,000            283,000(3)              8,057(4)
Officer, President             1999            480,000            157,736                 --                 8,095(4)
and Director

Yoav Stern (1)(5),             1997                 --                 --            421,000                 1,000(6)
Chairman                       1998                 --                 --            283,000(3)                 --
                               1999            320,000            157,736                 --                    --

John S. Gleason,               1997            190,000            129,600            165,000                 1,262(6)
Executive                      1998            225,000            187,500            115,000(7)             11,250(8)
Vice President                 1999            240,000             41,077                 --                12,000(8)


Fred von                       1997            190,000            129,600             75,000                 1,333(6)
Husen(9),                      1998            200,000            150,000             55,000                10,000(8)
Executive Vice                 1999            220,000             36,148                 --                10,000(8)
President

Gideon Vaisman                 1997                 --                 --                 --                    --
(10), Senior Vice              1998            200,000            112,500            150,000                 2,292(11)
President                      1999            200,000             32,862                 --                16,000(8)

--------------------

(1) Until its dissolution in August 1999, Messrs. Nedivi and Stern owned interests in Helix Management Company II, L.L.C., which until March 30, 1999, provided certain merger, acquisition and financial advisory services to Kellstrom pursuant to an engagement letter agreement under which it received a retainer and was entitled to certain transaction fees under certain circumstances. Amounts reported exclude amounts paid to Helix Management Company II, L.L.C. See "Certain Relationships and Related Transactions."

(2) Consisting of a $8,095 life insurance premium and a $1,000 holiday bonus.

(3) Includes an option to purchase 176,000 shares, originally granted in 1997 and repriced (and vesting schedule extended) as of October 8, 1999.

(4)      Consisting of a life insurance premium.

(5)      Mr. Stern became an executive officer of Kellstrom in March 1999.

(6)      Consisting of a holiday bonus.

(7) Includes an option to purchase 65,000 shares, originally granted in 1997 and repriced (and vesting schedule extended) as of October 8, 1999.

(8)      Consisting of a contribution to an employee-directed investment fund.

(9)      Mr. von Husen joined Kellstrom in January 1997.

(10) Mr. Vaisman joined Kellstrom in April 1999 and as of January 2, 2000 was no longer an officer of Kellstrom.

(11)     Consisting of Kellstrom's matching contribution to its 401(k) Savings
         Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options or stock appreciation rights were granted to the Named Executives in the fiscal year ended December 31, 1999.

         The following table sets forth information concerning the value realized by the Named Executives upon exercise of stock options during the fiscal year ended December 31, 1999, and the value of unexercised stock options held by the Named Executives at December 31, 1999.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                        Shares         Value       Number of Securities Underlying      Value of Unexercised In-The-
                      Acquired on     Realized      Unexercised Options At Fiscal             Money Options At
       Name          Exercise (#)       ($)                  Year-end (#)                   Fiscal Year-end ($)
       ----          ------------       ---                 --------------                  -------------------
                                                    Exercisable      Unexercisable     Exercisable      Unexercisable
                                                    -----------      -------------     -----------      -------------
Zivi R. Nedivi               --              --         589,000          88,000         534,150              --
Yoav Stern                   --              --         589,000          88,000         534,150              --
John S. Gleason         120,000       1,412,707          98,332          76,668          57,200              --
Fred von Husen               --              --          61,666          73,334          52,333          26,167
Gideon                       --              --          50,000         100,000              --              --
Vaisman(2)


------------------------------------

(1)      No stock appreciation rights are held by any of the Named Executives.
(2) As of January 2, 2000, Mr. Vaisman was no longer an officer of Kellstrom.

COMPENSATION OF DIRECTORS

         All directors are reimbursed for out-of-pocket expenses incurred in attending Board meetings or for otherwise acting on our behalf. Messrs. Nedivi and Stern did not receive any compensation for service as our directors beyond that paid to them under their respective Employment Agreements on account of their services as our executive officers. During 1999, the other directors each received stock options on account of their service as our directors to purchase 30,000 shares each at an exercise price of $19.00 per share.

         The options granted to our directors in 1999 were granted under our 1998 Stock Option Plan (the "1998 Plan"). During 1999, the 1998 Plan was administered by the Board and by the Compensation Committee. Under the 1998 Plan, options are granted by the Board or the Compensation Committee on such terms and at such prices as may be determined by the Board or the Compensation Committee, except that the exercise price per share of stock options may not be less than the fair market value of a share of Common Stock at the time of grant. Each option is for a term of not more than 10 years and vests at such time or times and during such period as determined by the Board or the Compensation Committee. Under the terms of the 1998 Plan, in the event of our change in control (as defined in such plans), unless otherwise determined by the Board, the purchaser of our assets or stock may, in its sole discretion, deliver the same consideration as is delivered to our stockholders as a result of such transaction or the Board may cancel all outstanding options in exchange for cash or other consideration equal in value to the value of the consideration that the option holder would have received had the option been exercised (to the extent then exercisable) prior to such transaction, less the exercise price therefor. Upon any such transaction, the Plan provides that all outstanding options generally become immediately exercisable in full.

EMPLOYMENT AGREEMENTS

         NEDIVI EMPLOYMENT AGREEMENT. We entered into an Employment Agreement with Mr. Nedivi, effective as of March 30, 1999 and amended as of December 27, 1999, pursuant to which Mr. Nedivi is employed as our President and Chief Executive Officer. The Employment Agreement provides for the employment of Mr. Nedivi through December 31, 2004, at an annual base salary of $480,000, subject to annual review and upward adjustment, and a bonus of between $0 and an amount equal to 150% of the then-current salary, based upon our net income during each calendar year in relation to our target net income, as determined in advance by the Compensation Committee, for such year. In addition, the Employment Agreement provides that Mr. Nedivi will be paid severance equal to two years of the then-current base salary, plus an amount equal to the bonus paid to Mr. Nedivi on account of each of the two then-preceding calendar years, if employment is terminated without cause. Under the Employment Agreement, Mr. Nedivi may not compete with us during the term of the Agreement or for three years following termination other than involuntary termination or termination by Mr. Nedivi for good reason (as defined therein). Under the terms of the Employment Agreement, we continue to pay the premium on a life insurance policy on the life of Mr. Nedivi which had been maintained by us and transferred to Mr. Nedivi.

         STERN EMPLOYMENT AGREEMENT. We entered into an Employment Agreement with Mr. Stern, effective as of March 30, 1999 and amended as of March 31, 1999 and December 27, 1999, pursuant to which Mr. Stern is employed as our Chairman through December 31, 2004, on substantially the same terms as those included in the Employment Agreement with Mr. Nedivi. Under the terms of such Employment Agreement, Mr. Stern is responsible for the development and implementation of the strategic plans for the growth and development of our business and operations, including overseeing all aspects of our mergers and acquisitions activities (including, without limitation, analyzing, structuring, negotiating and effecting acquisitions and integrating newly acquired businesses with our business and operations).

         GLEASON EMPLOYMENT AGREEMENT. We entered into an Amended and Restated Employment Agreement with Mr. Gleason, effective as of July 1, 2000, pursuant to which Mr. Gleason is employed as one of our executive officer's. The agreement, as amended, provides for the employment of Mr. Gleason through July 1, 2005, at an annual base salary of $265,000, subject to annual review and upward adjustment, and a bonus for the calendar year ending December 31, 2000 of between $0 and $187,500, and for such calendar year during the Employment Period (as defined therein) commencing with the year ending December 31, 2001, of between $0 and $205,000, based upon our net income and of our Kellcad division during each calendar year in relation to our target net incomes and the Kellcad division, respectively, as determined in advance by the Compensation Committee, for such year. If Mr. Gleason's employment is terminated without cause, the employment agreement provides that Mr. Gleason will be paid a severance payment equal to four months of his base salary, provided that if termination is in connection with a change of control, Mr. Gleason will be paid an amount equal to twelve months of his base salary. A change of control is defined in the agreement as (i) any transaction which results in our stockholders of Kellstrom immediately before the transaction ceasing to own at least 51% of our voting stock or of the entity which results from the transaction, (ii) a merger, consolidation or other transaction where we are not the surviving entity or
(iii) a disposition of all or substantially all of our assets. Under the Employment Agreement, Mr. Gleason may not compete with us during the term of the Employment Agreement or for two years following termination other than involuntary termination or termination by Mr. Gleason for good reason (as defined therein). Under the terms of the Employment Agreement, we maintain a life insurance policy on the life of Mr. Gleason in the amount of $2 million, and transferred such policy without consideration to Mr. Gleason in January 1999 pursuant to the terms of the Employment Agreement.

         VON HUSEN EMPLOYMENT AGREEMENT. We entered into an Employment Agreement with Mr. von Husen, effective as of October 25, 1996 and amended as of December 27, 1999, pursuant to which Mr. von Husen is employed as one of our executive officers. The agreement provides for the employment of Mr. von Husen through January 15, 2002, at an annual base salary of $190,000, subject to annual review and upward adjustment, and a bonus of between $0 and $135,000, based upon our net income during each calendar year in relation to our target net income, as determined in advance by the Compensation Committee, for such year. If Mr. von Husen's employment is terminated without cause, the Employment Agreement provides that Mr. von Husen will be paid severance payment equal to four months of his base salary, provided that if termination is in connection with a change of control (as previously defined), Mr. von Husen will be paid an amount equal to eight months of his base salary. Under the Employment Agreement, Mr. von Husen may not compete with us during the term of the Agreement or for two years following termination other than involuntary termination (in which case the non-compete period expires one year after termination), termination in the event of a change of control (in which case the non-compete period expires six months after termination) or termination by Mr. von Husen for good reason (as defined therein).

         VAISMAN EMPLOYMENT AGREEMENT. We (through our wholly-owned subsidiary, Integrated Technology Holdings Corp.) entered into an Employment Agreement with Mr. Vaisman, effective as of February 27, 1998 and amended as of September 15, 1998, pursuant to which Mr. Vaisman was employed as one of our executive officers through January 1, 2000. The agreement, as amended, originally provided for the employment of Mr. Vaisman through April 1, 2001, at an annual base salary of $200,000, subject to annual review and upward adjustment, and a bonus of between $0 and $150,000. Mr. Vaisman was also granted options to purchase 150,000 shares of Common Stock pursuant to the Employment Agreement. Under the Employment Agreement, unless we are determined to be in default of our obligation to make certain payments under the Purchase Agreement pursuant to which we purchased the assets of Integrated Technologies Corp., Mr. Vaisman may not compete with us during the term of the Agreement or for two years following termination other than termination by Mr. Vaisman for good reason (as defined therein). Effective as of January 1, 2000, we entered into an agreement with Mr. Vaisman pursuant to which the Employment Agreement was terminated, and Mr. Vaisman was retained by us as a consultant for a period of three months. In connection with the termination of the Employment Agreement, the stock options previously granted to Mr. Vaisman were also terminated. The restrictions on competition by Mr. Vaisman under the Employment Agreement remain in effect in accordance with their original terms.

REPORT OF THE BOARD OF DIRECTORS ON STOCK OPTION REPRICING AND EXTENSION OF VESTING SCHEDULES

         STOCK OPTION REPRICING. In early October 1999, we faced a significant decline in the market price of our Common Stock, while our financial and operating performance remained strong. As a result, a significant portion of the stock options previously issued to executive officers and other employees, including a large number of such options which were to vest that month, had exercise prices which exceeded the then-current market value of the underlying shares. In an effort to continue to incentivize executive officers and other employees while securing their long-term commitment to us, the Board, in lieu of granting additional options to existing executives and employees, approved the repricing of certain previously granted options to reflect the then-current market price of our Common Stock. We offered all our executive officers and other employees and directors who held options which had been granted under our 1995, 1996 and 1997 Stock Option Plans the opportunity to exchange outstanding options having an exercise price above $10.125, the closing price of a share of Common Stock on October 8, 1999, for a corresponding number of options having an exercise price of $10.125. We also offered this opportunity to certain individuals

(including an executive officer) who held options granted outside of such stock option plans.

         EXTENSION OF VESTING SCHEDULES OF STOCK OPTIONS. We used the October 1999 repricing as an opportunity to secure the long term commitment of employees electing to exchange such options by requiring that the vesting schedules on the unvested portions of the new options would be extended by, in general, fifty percent (50%).

         SUMMARY OF STOCK OPTION REPRICING. The following table sets forth certain information with respect to the repricing and extension of vesting schedules of certain stock options held by our executive officers.

                            10-YEAR OPTION REPRICINGS


                                                                                                                Length of
                                                                                                                Original
                                        Number of         Market Price          Exercise                         Option
                                       Securities          of Stock At       Price At Time                        Term
                                       Underlying            Time of          of Repricing                      Remaining
                                         Options          Repricing or             or              New         At Date of
                                       Repriced or          Amendment          Amendment         Exercise     Repricing or
Name                   Date            Amended (#)             ($)                ($)           Price ($)       Amendment
----                   ----            -----------        ------------       -------------      ---------     ------------
Yoav Stern,            10/8/98           107,000             10.125              25.75            10.125       116 months
Chairman of the        10/8/98           176,000             10.125              18.625           10.125       108 months
Board

Zivi R. Nedivi,        10/8/98           107,000             10.125              25.75            10.125       116 months
CEO and                10/8/98           176,000             10.125              18.625           10.125       108 months
President

John S. Gleason,       10/8/98           50,000              10.125              25.75            10.125       116 months
Executive Vice         10/8/98           65,000              10.125              18.625           10.125       108 months
President

Fred von Husen,        10/8/98           30,000              10.125              25.75            10.125       116 months
Executive Vice         10/8/98           25,000              10.125              18.625           10.125       108 months
President

Anthony Motisi,        10/8/98           17,000              10.125              25.75            10.125       116 months
Senior Vice            10/8/98           25,000              10.125              18.625           10.125       108 months
President --
Operations(1)

Gideon Vaisman,        10/8/98           50,000              10.125              24.00            10.125       114 months
Senior Vice
President(2)

Michael W.             10/8/98           17,000              10.125              25.75            10.125       116 months
Wallace, CFO(3)        10/8/98           17,500              10.125              18.625           10.125       108 months
                       10/8/98           25,000              10.125              15.25            10.125       107 months
                       10/8/98           15,000              10.125              13.625           10.125       101 months

-------------------

(1) As of January 2, 2000, Mr. Vaisman was no longer employed by us.
(2) As of January 15, 2000, Mr. Motisi was no longer employed by us.
(3) As of February 15, 2000, Mr. Wallace was no longer employed by us.


                                          SUBMITTED BY THE BOARD OF DIRECTORS


                                          YOAV STERN
                                          ZIVI R. NEDIVI
                                          DAVID JAN MITCHELL
                                          NIV HARIZMAN
                                          WILLIAM LYON
                                          WILLIAM J. CROWE, JR.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following is a summary of certain agreements and transactions between or among Kellstrom and certain related parties. It is our policy to enter into transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. It is also our policy to submit any such proposed transactions to a committee of independent directors for review and approval. Based on our experience in the industries in which we operate and the terms of our transactions with unaffiliated parties, it is our belief that all of the transactions described below involving us met that standard at the time such transactions were effected.

         We have previously engaged Helix Management Company II, L.L.C. ("Helix"), a company which had been controlled by Messrs. Stern and Nedivi, to act as our exclusive financial advisor with respect to merger and acquisition transactions and as principal financial adviser with respect to other transactions for a term that commenced effective January 1, 1997. We terminated the agreement with Helix effective as of March 30, 1999, pursuant to a Termination Agreement (the "Helix Termination Agreement"). Under the terms of the original agreement with Helix, entered into as of March 28, 1997, Helix received a monthly retainer of $25,000 and a success fee that was determined by us and Helix on a per transaction basis, but not less than 2% of the aggregate consideration paid in connection with the applicable transaction. Payments under the agreement with Helix were in lieu of any fees payable to Mr. Stern as our Chairman of the Board. A significant portion of the retainer was paid by Helix to Mr. Stern, who as our Chairman of the Board actively participates in leading business development efforts and our strategic growth and direction. As a result of ownership interests held by Messrs. Stern and Nedivi in Helix, a portion of the transaction fees paid by us to Helix were distributed by Helix to Messrs. Stern and Nedivi during 1999. We paid Helix $1.5 million in connection with certain merger and acquisition transactions that occurred during 1999. Under the terms of the Helix Termination Agreement, we were required to pay Helix success fees only in those transactions procured by Helix which had either been consummated or signed prior to the date of termination. Helix waived all other fees to which it may have been entitled, including monthly retainer fees on account of the ninety day period following termination and success fees on account of any transactions procured by Helix and undertaken by us within one year of termination. Helix also agreed to provide, for no additional consideration, such assistance to us (including access to its members and employees and copies of its records and files) as necessary to assure an orderly transition in the services previously provided by Helix.

         Until March 30, 1999, we were a party to a management agreement with East Shore Ventures, Inc. ("East Shore"), an entity wholly owned by Mr. Nedivi, pursuant to which Mr. Nedivi provided the services of Chief Executive Officer to us. The Management Agreement provided for an annual base fee of $240,000, subject to annual review and upward adjustment, and a bonus of between $0 and $360,000, depending solely on our profitability. Under the terms of the Management Agreement, we maintained a life insurance policy on the life of Mr. Nedivi in the amount of $4 million, which policy was transferred without consideration to Mr. Nedivi in January 1999 pursuant to the terms of such Management Agreement. We entered into a Termination Agreement with East Shore effective as of March 30, 1999, pursuant to which the parties agreed to terminate the

Management Agreement and agreed that East Shore would only be paid management fees and related benefits prorated through the date of termination.

         We have from time to time loaned money to certain of our executive officers and directors for the purpose of purchasing shares of Common Stock in the open market (including loans pursuant to our 1998 Stock Purchase Plan which was approved by our stockholders at the 1998 Annual Meeting of Stockholders), or pursuant to the terms of employment agreements between us and our executive officers. The following table sets forth, with respect to each executive officer or director who was indebted to us in an amount in excess of $60,000 at any time since January 1, 1999, the largest aggregate amount of indebtedness outstanding at any time during such period, the date such indebtedness was incurred, the amount thereof outstanding as of December 1, 2000, the rate of interest charged thereon and the nature of the loan.


                          Largest Aggregate
                               Amount                              Amount Outstanding as of        Interest
   Name                    Outstanding ($)      Date Incurred        December 1, 2000 ($)          Rate (%)
   ----                    ---------------      -------------      ------------------------        --------
Zivi R. Nedivi(1),             135,000             7/24/97                  105,000                   6.54%
 President                     250,000             6/15/98                  200,000                   5.69%
                                80,400             8/05/98                   64,320                   5.69%
                                55,500             8/10/98                   44,400                   5.69%
                               -------                                      -------
      Total                    520,900                                      413,720

Yoav Stern(1),                 135,000             2/28/97                  105,000                   6.10%
 Chairman                      250,000             6/15/98                  200,000                   5.69%
                               134,000             8/05/98                  120,600                   5.57%
                               100,000             5/10/00                  100,000                   6.30%
                               -------                                      -------
      Total                    619,000                                      525,600

John Gleason(1),                45,000             4/02/97                   35,000                   6.10%
 Executive Vice                 98,861             6/15/98                   79,089                   5.69%
 President                     100,000             9/28/98                   80,000                   5.47%
                               -------                                      -------
      Total                    243,861                                      194,089

Michael Wallace(1),            100,000             6/15/98                   50,000                   5.69%
 Former Chief
 Financial Officer

Ami Zelcer                     100,000(1)          8/23/99                   75,000                   5.87%
Senior Vice                     75,000(2)          2/17/99                   50,000                   4.66%
President                       75,000(2)          5/28/99                   50,000                   5.15%
                                50,000(1)           5/2/00                   50,000                   6.30%
                               -------                                      -------
      Total                    300,000                                      225,000

Robert Hogan(3),               150,000            10/05/99                  100,000                   5.35%
Senior Vice President           20,000(1)          3/24/00                   20,000                   6.69%
                                10,000(1)           5/1/00                   10,000                   6.30%
                               -------                                      -------
      Total                    180,000                                      130,000

David Mitchell(1)               83,638             8/25/99                  75,274                    5.87%


------------------------

(1) These loans were granted for the purpose of purchasing shares of Common Stock on the open market. Such loans are payable over four years for employees or five years for directors at an interest rate based on the "Applicable Federal Rate" at the time of the loan. Accrued interest is to be paid annually in arrears beginning on the first anniversary of the date of the loan. The loans provide for mandatory prepayment if the officer or director sells any shares of our Common Stock. While the loans are unsecured, officers and directors are obligated to repay such loans in full regardless of the market value of the Common Stock upon any such sale.

(2) These loans were granted pursuant to the terms of the Employment Agreement between Kellstrom and Mr. Zelcer dated February 1, 1999. Interest accrues on the loans at an interest rate based on the "Applicable Federal Rate" at the time of the loan. On May 25, 2000, the Employment Agreement was amended to provide that on May 28, 2000, May 28, 2001 and May 28, 2002, provided that Mr. Zelcer is then employed by Kellstrom, $25,000 of the principal amount of each loan will be forgiven, together with any interest which shall have accrued on the loan during such year. The Employment Agreement further provides that in the event of the termination of the Employment Agreement prior to the end of the Employment Period (as defined therein), the full principal amount of the loans then outstanding, together with all accrued interest thereon, will be immediately due and payable.

(3) This loan was granted pursuant to the terms of the Employment Agreement between Kellstrom and Mr. Hogan dated October 6, 1999. Interest accrues on the loan at an interest rate based on the "Applicable Federal Rate" at the time of the loan. The Employment Agreement provides that at the end of each of the first, second and third yearly anniversaries of the commencement of Mr. Hogan's employment under the Employment Agreement, provided that Mr. Hogan is then employed by us, $50,000 of the principal amount of the loan will be forgiven, together with any interest which shall have accrued on the loan during such year. The Employment Agreement further provides that in the event of the termination of the Employment Agreement prior to the end of the Employment Period (as defined therein), the full principal amount of the loans then outstanding, together with all accrued interest thereon, will be immediately due and payable.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

         The Exchange Act requires our executive officers, directors and beneficial owners of more than 10% of a class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during our most recent fiscal year, except for one report disclosing no transactions filed by Robert Hogan and one report disclosing one transaction filed by William J. Crowe, we believe that during the year ended December 31, 1999, all reporting persons timely complied with all filing requirements applicable to them.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Board is divided into two classes, each of which serves for a term of two years, with only one class of directors being elected in each year. The term of office of the Class II directors, presently consisting of Admiral William J. Crowe, Jr., Zivi R. Nedivi and Yoav Stern, will expire at the Annual Meeting, and the term of office of the Class I directors, presently consisting of Niv Harizman, General William Lyon and David Jan Mitchell, will expire at the next succeeding annual meeting of stockholders. In each case, a director will hold office until the next annual meeting of stockholders at which his class of directors is to be elected.

         Unless otherwise specified, the enclosed proxy will be voted in favor of Messrs. Crowe, Nedivi and Stern (each of whom is currently one of our director's) to serve until the second succeeding annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board will occur.

NOMINEES FOR CLASS I DIRECTORS

         Admiral William J. Crowe, Jr.
         Zivi R. Nedivi
         Yoav Stern

         Biographical information relating to each of the nominees for directors appears starting on page 4 of this Proxy Statement under the heading "BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS."

VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the directors.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE THREE NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF KELLSTROM AND OUR STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 2
                            ADOPTION AND APPROVAL OF
                             2000 STOCK OPTION PLAN

         Our 2000 Stock Option Plan (the "2000 Plan") was adopted by the Board effective as of December ___, 2000, subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase shares of Common Stock to our employees, and to outside members of the Board as an incentive for their service on the Board.

         The Board believes that stock options are important to promote the interest of the Company and its stockholders. Options strengthen the Company's ability to attract and retain competent executives and other employees and make service on the Company's Board more attractive to present and prospective non-employee directors. Options also provide a way to encourage stock ownership and proprietary interest in Kellstrom by non-employee directors and valued executives and other employees upon whose judgment, initiative and efforts the Company's financial success and growth largely depend. While we have granted a significant number of options under our existing stock option plans, very few of these options have been exercised. At present, these options have an average exercise price of approximately $10.00, which exercise price is substantially above the current share price of our Common Stock. The Board continues to believe that our stock option plans are an essential component of our compensation package which enables us to attract and retain qualified management in order to maintain and strengthen our competitive position in an industry that is highly fragmented, rapidly consolidating and characterized by intense competition. Given the average exercise price of our outstanding options, these options do not provide the incentives which management believes are necessary to attract and retain competent executives and employees and to make service on our Board attractive to our present and prospective non-employee directors. The proposed options would enable the Company to incentivize and attract employees and outside directors while minimizing the cash and other compensation which the Company would otherwise have to incur.

         The adoption of the 2000 Plan is subject to stockholder approval at the Annual Meeting. Stockholder approval will allow us to obtain a tax deduction for the full amount allowable with respect to the exercise of options granted under the Plan and will provide us with the flexibility to grant options qualifying as incentive stock options for tax purposes ("incentive options").

         THE PRINCIPAL PROVISIONS OF THE 2000 PLAN ARE SUMMARIZED BELOW. SUCH SUMMARY DOES NOT, HOWEVER, PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE 2000 PLAN. A COPY OF THE 2000 PLAN IS ATTACHED HERETO AS ANNEX A AND IS INCORPORATED HEREIN BY REFERENCE.

DESCRIPTION OF THE PLAN

         The 2000 Plan provides that options may be granted to employees of Kellstrom or any of our subsidiaries, or to non-employee members of our Board. A total of One Million (1,000,000) shares of Common Stock are reserved for issuance under the 2000 Plan. Based on the closing price of $2.781 for a share of Common Stock on December 20, 2000, the aggregate value of the shares reserved for issuance under the 2000 Plan is $2,781,000. The 2000 Plan will terminate 10 years after the Effective Date and no options may be granted under the 2000 Plan thereafter.

         The 2000 Plan may be administered by the Board or a committee (the "Committee") consisting of not less than two non-employee directors appointed by the Board. The Board or the Committee selects the persons to whom options will be granted.

         The exercise price of options granted under the 2000 Plan shall be as determined by the Board or the Committee, provided, however, that the exercise price may not be less than the higher of (i) the unweighted average of the daily closing prices per share of Common Stock for the 20 consecutive trading days prior to the date of grant and (ii) the closing price per share of Common Stock for the trading day preceding the date of grant (and provided that in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock, the exercise price may not be less than the higher of (i) the unweighted average of the daily closing prices per share of Common Stock for the 20 consecutive trading days prior to the date of grant and (ii) 110% of the closing price per share of Common Stock for the trading day preceding the date of grant). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock) from the date the option is granted. Options vest and become exercisable at such time or times and during such period as determined by the Board or the Committee as provided in the particular option agreement.

         In the event of our Change in Control (as defined in the 2000 Plan), unless otherwise determined by the Board, the purchaser in such transaction may, in its discretion, deliver to the option grantees the same kind of consideration delivered to our stockholders in such transaction, or the Board may cancel all outstanding options in exchange for cash or other consideration, in each case equal in value to the value of consideration the grantee would have received had the option been exercised, less the exercise price therefor. In addition, upon any Change in Control, notwithstanding any provisions in the 2000 Plan or in a particular option agreement to the contrary, all outstanding options issued under the 2000 Plan immediately become exercisable (except that under certain such circumstances the Board has the discretion whether to accelerate the exercisability of such options). Under the 2000 Plan, a Change in Control is defined, in general, as the occurrence of any of the following: (1) a liquidation or dissolution of us, or the sale or other disposition of all or substantially all of our assets, or a reorganization, merger, consolidation or other transaction or series of transactions which results in our stockholders immediately prior thereto no longer owning more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, (2) the acquisition by any person (or group) who prior to such time owned less than 50% of the combined voting power entitled to vote generally in the election of directors of beneficial ownership of 50% or more of the combined voting power entitled to vote generally in the election of directors, (3) the failure of the individuals who constituted the Board as of the Effective Date (as defined in the 2000 Plan) to constitute at least a majority of the Board, or
(4) the acquisition by any person, entity or group of beneficial ownership of 19% or more of the then outstanding shares of Common Stock or of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors.

         If any grantee's employment with us or a subsidiary terminates by reason of death or permanent disability, options held by such grantee which are then exercisable may be exercised for a period of 12 months from the date such grantee ceases to perform services for us (but not later than the date the option would otherwise expire). If any grantee's employment with us or a subsidiary is terminated by us for cause or because the grantee is in breach of any employment agreement or if the grantee resigns, options held by such grantee shall terminate on the date the grantee ceases to perform services for us. If any grantee's employment with us or a subsidiary terminates for any other reason, options held by such grantee which are then exercisable may be exercised for a period of three months after the date of such termination (but not later than the date the option would otherwise expire). Notwithstanding the foregoing or any provision in the 2000 Plan or individual option agreement to the contrary, the Board may provide, in its discretion, that a grantee may exercise an option, in whole or in part, at any time subsequent to grantee's termination of employment or service with us and prior to the expiration of the option in accordance with its terms, either subject to or without regard to any vesting or other limitation on exercise imposed under the 2000 Plan. Payment for shares of Common Stock purchased under options granted pursuant to the 2000 Plan may generally be made in cash or in shares of Common Stock.

         If the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of our shares or securities or another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or stock dividend payable in capital stock, appropriate adjustment will be made in the number and kinds of shares subject to the 2000 Plan, and in the number, kinds and per share exercise price of shares subject to outstanding options granted under the 2000 Plan. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, and with a corresponding adjustment in the exercise price per share.

         The Board may at any time terminate or make such modification of the 2000 Plan as it deems advisable, provided, however, that (i) the Board may not, without approval by a majority vote of our stockholders, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the 2000 Plan, and (ii) any modification or amendment of the 2000 Plan shall be subject to the approval of our stockholders if such approval is necessary to comply with federal or state law (including without limitation Rule 162(m) of the Code and Rule 16b-3 of the Securities Exchange Act of 1934, as amended) or applicable stock exchange or automated quotation system on which the Common Stock may then be listed. Unless previously terminated, the 2000 Plan will terminate automatically on ___________, 2010, the tenth anniversary of the date of adoption of the 2000 Plan by the Board. Except as otherwise provided in the 2000 Plan, no termination, modification or amendment of the 2000 Plan may, without the consent of the person to whom an option has been granted, adversely affect the rights of the holder of the option.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         GENERAL

         The following discussion is a summary of some of the principal federal income tax consequences of stock option grants under the Plan and recipients of grants under the Plan should consult with their personal tax advisors with respect to such grants and transactions in stock acquired pursuant to the Plan.

         The grant of an option is not a taxable event for the optionee or us.

         NON-QUALIFYING OPTIONS

         Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Non-qualifying options under the Plan are intended to satisfy the requirements applicable to "qualified performance-related compensation") under the Code, so that we should be entitled to deduct the full amount of such compensation income without regard to the $1,000,000 limitation imposed on the deduction of annual compensation paid to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation. Upon a taxable disposition of shares acquired pursuant to the exercise of non-qualifying option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

         If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

         INCENTIVE OPTIONS

         Upon exercising an incentive option, an optionee will not recognize taxable income and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise of the option. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. We and our its subsidiaries and affiliates will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

         For the exercise of any incentive option to qualify for the foregoing tax treatment, the optionee generally must be our employee or our subsidiaries employed from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

         If all of the foregoing requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If we comply with applicable (if any) reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

         If an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares generally will be treated as a non-taxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax-free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

OPTIONS GRANTED UNDER THE PLAN

         As of the date of this Proxy Statement, we have not granted any options under the 2000 Plan.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the total shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve and adopt the 2000 Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 3
                         APPROVAL OF AN AMENDMENT TO THE
                            1998 STOCK PURCHASE PLAN

         An amendment to our 1998 Stock Purchase Plan increasing the aggregate outstanding principal amount of loans to $4 million at any given time and providing for the purchase of any of our securities was adopted by the Board on December 8, 2000, subject to stockholder approval at the Annual Meeting. Currently, the 1998 Stock Purchase Plan allows the Board to approve loans in the aggregate outstanding amount of up to $3 million to certain of our employees, officers, and directors for purposes of purchasing our common stock. Any loans granted thereunder shall be unsecured with full recourse, and shall be payable over four years for employees and five years for directors at an interest rate based on the "Applicable Federal Rate" at the time of loan. Accrued interest shall be paid annually in arrears beginning on the first anniversary of the date of the loan. Such loans shall be subject to mandatory prepayment by the borrower upon any sale of the securities securing such loan. The aggregate amount of outstanding loans granted under the 1998 Stock Purchase Plan to any employee, officer or director shall not exceed $1 million. Of the $3 million aggregate outstanding amount currently authorized, approximately $1.7 million is outstanding as of December 15, 2000.

         The Board believes that the 1998 Stock Purchase Plan is important to promote our interests and the interests of our stockholders by strengthening our ability to encourage ownership and proprietary interest in Kellstrom by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts for our financial success and growth largely depend. The Board believes that, by encouraging purchases of securities by employees, officers and directors through the 1998 Stock Purchase Plan, we are increasing the likelihood that the interests of our management will more closely align with the interests of our stockholders. The Board believes that the 1998 Stock Purchase Plan serves as an integral component of our compensation package which enables us to attract and retain qualified management in order to maintain and strengthen our competitive position in an industry that is highly fragmented, rapidly consolidating and characterized by intense compensation.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of total shares of Common Stock voted at the Annual Meeting is required to approve and adopt the amendment to the 1998 Stock Purchase Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF AN AMENDMENT TO THE 1998 STOCK PURCHASE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 4
                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The stockholders will be asked to ratify the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2000. KPMG LLP audited our financial statements for the fiscal year ended December 31, 1999. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Ratification of the Board's selection of KPMG LLP will require the affirmative vote of the holders of a majority of the total shares of Common Stock at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF KELLSTROM AND OUR STOCKHOLDERS AND RECOMMENDS A
VOTE "FOR" APPROVAL THEREOF.  PROXIES EXECUTED AND RETURNED WILL
BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                              STOCKHOLDER PROPOSALS

         All stockholder proposals which are intended to be presented at our Annual Meeting of Stockholders to be held in 2001 must be received by us no later than ______________, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.

         If a Stockholder does not seek to have a proposal included in the proxy statement, but nevertheless wishes to present a proper proposal at the Annual Meeting and the proposal is received by us on or before ______________, we will provide information in the proxy statement relating to that Annual Meeting as to the nature of the proposal and how persons named in the proxy solicited by the Board intend to exercise their discretion to vote on the proposal.

                                 OTHER BUSINESS

         You are invited to attend the Annual Meeting at which our management will present a review of our progress and operations.

         The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

         By order of the Board of Directors,



                                       OSCAR TORRES
                                       Secretary

                                       January __, 2000


         A COPY OF OUR ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: KELLSTROM INDUSTRIES, INC., ATTENTION: OSCAR TORRES, 1100 INTERNATIONAL PARKWAY, SUNRISE, FLORIDA 33323.

                                                                         ANNEX A

                             AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.
4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.
5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.
6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.
7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.
8.       Review and approve the fees to be paid to the independent auditor.
9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.
10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

13. Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's accounting policies and procedures.

14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b)      Any changes required in the planned scope of the audit.

16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

17. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's accounting policies and procedures.

18. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

19. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's accounting policies and procedures.

                                                                         ANNEX B


                KELLSTROM INDUSTRIES, INC. 2000 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of the Kellstrom Industries, Inc. 2000 Stock Option Plan (the "Plan") is to promote the interests of Kellstrom Industries, Inc., a Delaware corporation (the "Company"), and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by executives, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Plan became effective on ________________, by resolution of the Board. The Plan is subject to ratification by a majority vote of the stockholders of the Company at its 2000 Annual Meeting of Stockholders.

2.       STOCK SUBJECT TO THE PLAN.

         (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall be One Million (1,000,000), which shares may be of any class of Common Stock; provided, however, that such number of shares may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options.

         (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option granted or to be granted to himself or herself under the Plan. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock and issue shares upon exercise of such options, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee (the "Committee"), consisting of two or more members of the Board. If a Committee is so appointed, all references to the Board in Sections 3, 4, 8, 9 and 10 hereof shall mean and relate to such Committee, unless the context otherwise requires. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for an "outside director" under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

4.       TYPE OF OPTIONS.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Code, or non-qualified options which are not intended to meet the requirements of Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure to continue to meet the requirements of Section 422 of the Code without further action by the Board.

5.       ELIGIBILITY.

         Options designated as incentive stock options may be granted only to newly-hired executives and other employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in
Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as nonqualified options may be granted to (i) newly-hired executives and other employees of the Company or of any of its subsidiaries, or (ii) non-employee directors of the Company.

         In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation of the Company's Chairman, the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6.       RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

         Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

         (a) LIMITATION ON NUMBER OF SHARES. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted, determined as of the date the incentive stock options are granted, exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently in the same calendar year, shall be treated as a non-qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

         (b) TEN PERCENT (10%) STOCKHOLDER. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

                  (i) The option price per share subject to such incentive stock options shall be not less than the higher of
                           (i) the unweighted average of the daily closing prices per share of Common Stock for the 20 consecutive trading days prior to the date of grant and (ii) 110% of the closing price per share of Common Stock for the trading day preceding the date of grant; and

                  (ii) The incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

         (c) In determining the fair market value under this Section 6, the provisions of Section 9(c) hereof shall apply.

7.       LIMITATION ON GRANT.

         Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of shares of Common Stock subject to options granted to any one optionee under the Plan may not exceed 50,000 during any calendar year, subject to adjustment as provided in
Section 14 hereof.

8.       OPTION AGREEMENT.

         Each option shall be evidenced by an agreement (the "Agreement") duly executed on behalf of the Company and by the grantee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as deemed in Section 422 of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual.

9.       OPTION PRICE.

         (a) The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board, provided, however, in no event shall such price be less than the higher of (i) the unweighted average of the daily closing prices per share of Common Stock for the 20 consecutive trading days prior to the date of grant.

         (b) Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as incentive stock options shall not be less than the higher of (i) the unweighted average of the daily closing prices per share of Common Stock for the 20 consecutive trading days prior to the date of grant and (ii) the closing price per share of Common Stock for the trading day preceding the date of grant (and provided that in the case of an incentive stock option granted to an Optionee beneficially owning more than 10% of the outstanding Common Stock, the exercise price may not be less than the higher of
                  (i) the unweighted average of the daily closing prices per share of Common Stock for the

                  20 consecutive trading days prior to the date of grant and
                  (iii) 110% of the closing price per share of Common Stock for the trading day preceding the date of grant).

10.      MANNER OF PAYMENT, MANNER OF EXERCISE.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of
                  (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with
                  Section 9(c) hereof.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph
                  (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

11.      EXERCISE OF OPTIONS.

         Each option granted under the Plan shall, subject to Section 12(b) hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option is not exercised when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock.

12.      TERM OF OPTIONS; EXERCISABILITY.

         (a)      TERM.

                  (i) Each option shall expire automatically and without notice not more than ten (10) years from the date of the granting thereof, except as (a) otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) earlier termination as herein provided.

                  (ii) Except as otherwise provided in this Section 12, an option granted to any grantee who ceases to perform services for the Company or one of its subsidiaries shall terminate three months after the date such grantee ceases to perform services for the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

                  (iii) If the grantee ceases to perform services for the Company because of resignation by grantee, dismissal for cause or a breach of any employment agreement by grantee, such option will terminate on the date the grantee ceases to perform services for the Company or one of its subsidiaries.

                  (iv) If the grantee ceases to perform services for the Company because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate twelve months after the date such grantee ceases to perform services for the Company, or on the date on which the option expires by its terms, whichever occurs first.

                  (v) In the event of the death of any grantee, any option granted to such grantee shall terminate twelve months after the date of death, or on the date on which the option expires by its terms, whichever occurs first.

         (b)      EXERCISABILITY.

                  (i) Except as provided below and subject to Section 12(a) hereof, an option granted to a grantee who ceases to perform services for the Company or one of its subsidiaries shall be exercisable only to the extent that such option has vested and is in effect on the date such grantee ceases to perform services for the Company or one of its subsidiaries.

                  (ii) Options granted to a grantee who ceases to perform services for the Company or one of its subsidiaries because he or she has become permanently disabled (as defined above) shall be exercisable for a period of 12 months from the date such grantee ceases to perform services for the Company only with respect to the number of shares subject to the options which have vested as of the date the grantee ceases to perform services for the Company, and may be exercised by a legal representative on behalf of the grantee;

                  (iii) In the event of the death of any grantee, the options granted to such grantee shall be exercisable only with respect to the shares subject to the options which have vested on the date of death, and may be exercised by the estate of such grantee, or by any person or persons who acquired the right to exercise such options by bequest or inheritance or by reason of the death of such grantee.

                  (iv) Notwithstanding the foregoing, the Board may provide, in its discretion, that a grantee may exercise an option, in whole or in part, at any time subsequent to termination of employment or service with the Company and prior to termination of the option pursuant to Section 12(a), either subject to or without regard to any vesting or other limitation on exercise imposed hereunder.

13.      TRANSFERABILITY OF OPTIONS.

         Each Option shall provide that such Option shall not be transferable by the Optionee, except to a Permitted Transferee (as defined below), whether by operation of law or otherwise, other than by will or the laws of descent and distribution and any Option granted hereunder, except if transferred to a Permitted Transferee, shall be exercisable during the lifetime of such Optionee only by such Optionee. Permitted Transferee shall mean (i) a grandparent, parent, sibling, child of a sibling, grandchild of a sibling, spouse and/or descendant of such Optionee; (ii) a trust established solely for the benefit of such Optionee and/or persons set forth in (i); (iii) a corporation whose shareholders consist solely of such Optionee and/or persons set forth in (i);
(iv) a partnership whose partners consist solely of such Optionee and/or persons set forth in (i); (v) the guardian or conservator of such Optionee and/or persons set forth in (i); (vi) if such Optionee is a corporation, the shareholders of such corporation; or (vii) if such Optionee is a partnership, the partners of such partnership, PROVIDED, HOWEVER, THAT, any Permitted Transferee first agrees in writing prior to such transfer to become a party to and abide by the terms and conditions of this Plan, or any agreement governing the Option, and to hold the Options so transferred subject to the terms and conditions of this Plan (and any amendments hereto) or any agreement governing the Option.

14.      RECAPITALIZATION, REORGANIZATION AND THE LIKE.

         In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the exercise price per share.

         Notwithstanding any provisions of the prior paragraph of this Section 14 to the contrary, unless otherwise determined by the Board in its sole discretion, in the case of any Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such Change in Control, or the Board may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised and no disposition of the shares acquired upon such exercise been made prior to such Change in Control, less the exercise price therefor. Upon receipt of such consideration, the options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of
Section 9(c) hereof.

         Notwithstanding anything to the contrary contained in this Plan or the option agreements executed in connection herewith, upon any Change in Control under subsection (a), (b) or (c) of the following paragraph, all outstanding options shall immediately become exercisable. Upon any Change in Control under subsection (d) of the following paragraph, the Board shall have the power and right, in its sole discretion, to accelerate the exercisability of any outstanding options. Upon any acceleration pursuant to this paragraph, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non qualified stock options.

         For purposes hereof, a "Change in Control") shall mean:

         (a) (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company; or

         (b) the acquisition by any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors, of additional voting power in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the combined voting power entitled to vote generally in the election of directors; or

         (c) individuals who, as of the date hereof, constitute the Company's Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (d) the acquisition (other than from the Company or its subsidiaries) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 19% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

         If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder in the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations
Section 1.421-7(h)(2).

16.      WITHHOLDING.

         The Company's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer") or "director") within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17.      RESTRICTIONS ON ISSUANCE OF SHARES.

         (a) Notwithstanding the provisions of Section 10 hereof, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                  (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                  (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

18.      PURCHASE FOR INVESTMENT, RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

         Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exception from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19.      INTERPRETATION.

         (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b- 3 promulgated under the Exchange Act and Section 162(m) of the Code, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 and Section 162(m). The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

         (b) The Plan shall be administered and interpreted so that all incentive stock options granted under the Plan will qualify as incentive stock options under Section 422 of

                  Code. If any provision of the Plan should be held invalid for the granting of incentive stock options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         (c) This Plan shall be governed by the laws of the State of Delaware.

         (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

         (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

20.      LOANS.

         At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

21.      MODIFICATION OF OUTSTANDING OPTIONS.

         Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

22.      TERMINATION AND AMENDMENT OF PLAN.

         Unless sooner terminated as herein provided, the Plan shall terminate on November 15, 2008. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that
(i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, and (ii) any modification or amendment of the Plan shall be subject to the approval of the Company's stockholders if such stockholder approval is necessary to comply with federal or state law (including without limitation Rule 162(m) of the Code and Rule 16b-3 of the Exchange Act) or applicable stock exchange or automated quotation system on which the Common Stock may then be listed. Except to the extent provided in Sections 12 and 14 hereof, termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.

23.      LIMITATION OF RIGHTS IN THE UNDERLYING SHARES.

         A holder of an option shall not be deemed for any purpose to be a stockholder of the Company with respect to such option except to the extent that such option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 14 hereof.

24.      NOTICES.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Chairman, and, if to the holder of an option, to the address as appearing on the records of the Company.

                           KELLSTROM INDUSTRIES, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 6, 2001.

         Zivi R. Nedivi and Oscar Torres, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Kellstrom Industries, Inc. (the "Company") held of record by the undersigned on January 4, 2001, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, February 6, 2001, at the Wyndham Hotel, 250 Racket Club Road, Weston, Florida 33326 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSAL NOS. 2, 3 AND 4.

    1. Election of Class II Directors -- Nominees are: Admiral William J. Crowe, Jr., Zivi R. Nedivi and Yoav Stern.

         [ ] FOR all listed nominees (except do not vote for the nominee(s) whose name(s) appear(s) below):

         [ ] WITHHOLD AUTHORITY to vote for the listed nominees.

    2.   Approval and Adoption of an amendment to the Company's 2000 Stock Plan.

         [ ] FOR

         [ ] AGAINST

         [ ] ABSTAIN

    3. Approval and Adoption of an amendment to the Company's 1998 Stock Purchase Plan.

         [ ] FOR

         [ ] AGAINST

         [ ] ABSTAIN

    4. The appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2000.

         [ ] FOR

         [ ] AGAINST

         [ ] ABSTAIN

   5. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

         IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED
         PERSON.

Dated: _________________

                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature if held jointly


         THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.